Investors: Salli Schwartz +1.858.291.6421 ir@illumina.com

Media: Bonny Fowler +1.740.641.5579 pr@illumina.com

Illumina Reports Financial Results for Fourth Quarter and Fiscal Year 2024

•Core Illumina revenue of $1.1 billion for Q4 2024, up 1% from Q4 2023 on both a reported and constant currency basis; revenue of $4.3 billion for fiscal year 2024, down 2% from fiscal year 2023 on both a reported and constant currency basis
•Core Illumina GAAP operating margin of 15.8% and non-GAAP operating margin of 19.7% for Q4 2024; GAAP operating margin of 34.0% and non-GAAP operating margin of 21.3% for fiscal year 2024
•Core Illumina GAAP diluted earnings per share (EPS) of $0.73 and non-GAAP diluted EPS of $0.95 for Q4 2024; GAAP diluted EPS of $5.61 and non-GAAP diluted EPS of $4.16 for fiscal year 2024
•Core Illumina cash provided by operations of $1.2 billion and free cash flow of $1.1 billion for fiscal year 2024
•Fiscal year 2025 guidance does not attempt to reflect any impact from the recent China Ministry of Commerce announcement and assumes a continuation of the current macroeconomic and political environments
•For fiscal year 2025, continue to expect Core Illumina constant currency revenue growth in the low single digits (reported revenue in the range of approximately $4.28 billion to $4.4 billion) and non-GAAP operating margin of approximately 23%; expect non-GAAP diluted EPS in the range of $4.50 to $4.65

San Diego, February 6, 2025 /PRNewswire/ -- Illumina, Inc. (Nasdaq: ILMN) (“Illumina” or the “company”) today announced its financial results for the fourth quarter and fiscal year 2024. The financial results for fiscal year 2024 and Q4 2023 and fiscal year 2023 include the financial results for GRAIL which was spun off on June 24, 2024.

“The Illumina team delivered fourth quarter revenue that exceeded our expectations, and we made significant progress in 2024 toward our goals to drive customer-centric innovation, margin expansion, and EPS growth,” said Jacob Thaysen, Chief Executive Officer. “For 2025, we will continue our transformation, executing our refreshed strategy that prioritizes a sharp focus on customers and our own operational excellence in order to drive Illumina forward.”

Fourth quarter Core Illumina segment results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	Q4 2024	Q4 2023	Q4 2024	Q4 2023
Revenue (b)	$1,104	$1,097	$1,104	$1,097
Gross margin (c)	65.9%	63.3%	67.4%	64.7%
Research and development (R&D) expense	$256	$260	$255	$248
Selling, general and administrative (SG&A) expense	$279	$391	$271	$259
Goodwill and intangible impairment	$—	$6	$—	$—
Legal contingency and settlement	$18	$6	$—	$—
Operating profit	$175	$33	$218	$203
Operating margin	15.8%	3.0%	19.7%	18.5%
Tax provision	$70	*	$47	*
Tax rate	37.9%	*	23.7%	*
Net income	$117	*	$152	*
Diluted EPS	$0.73	*	$0.95	*
* Prior year information not provided.

(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
(b)Core Illumina revenue for Q4 2023 included intercompany revenue of $5 million which, prior to the spin-off of GRAIL in Q2 2024, was eliminated in consolidation.
(c)The increase in gross margin was driven by execution of our operational excellence priorities that delivered cost savings, as well as a more favorable revenue mix toward sequencing consumables.
Fourth quarter consolidated results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	Q4 2024	Q4 2023	Q4 2024	Q4 2023
Revenue	$1,104	$1,122	$1,104	$1,122
Gross margin	65.9%	60.1%	67.4%	64.4%
R&D expense	$256	$341	$255	$329
SG&A expense	$279	$485	$271	$342
Goodwill and intangible impairment	$—	$6	$—	$—
Legal contingency and settlement	$18	$6	$—	$—
Operating profit (loss)	$175	$(164)	$218	$51
Operating margin	15.8%	(14.6)%	19.7%	4.6%
Tax provision	$1	$8	$62	$26
Tax rate (b)	0.6%	(4.9)%	31.1%	55.4%
Net income (loss)	$187	$(176)	$138	$22
Diluted earnings (loss) per share	$1.17	$(1.11)	$0.86	$0.14
(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
(b)In accordance with U.S. GAAP, the tax rate is determined on a full-year forecast basis. This resulted in GRAIL-related activity impacting the consolidated tax rate in Q3 2024 and Q4 2024 even though GRAIL was divested in Q2 2024.
Capital expenditures for free cash flow purposes were $42 million for Q4 2024. Cash flow provided by operations was $364 million, compared to $224 million in the prior year period. Free cash flow (cash flow provided by operations less capital expenditures) was $322 million for the quarter, compared to $173 million in the prior year period. Depreciation and amortization expenses were $71 million for Q4 2024. At the close of the quarter, the company held $1.22 billion in cash, cash equivalents and short-term investments.

Fiscal year 2024 Core Illumina segment results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	2024	2023	2024	2023
Revenue (b)	$4,332	$4,438	4,332	$4,438
Gross margin	67.1%	64.4%	68.6%	65.8%
R&D expense	$988	$1,030	$982	$1,001
SG&A expense	$900	$1,248	$1,069	$1,032
Goodwill and intangible impairment	$3	$6	$—	$—
Legal contingency and settlement	$(456)	$20	$—	$—
Operating profit	$1,473	$552	$922	$885
Operating margin	34.0%	12.4%	21.3%	19.9%
Tax provision	$229	$224	$204	$228
Tax rate	20.4%	45.4%	23.6%	26.5%
Net income	$894	$269	$663	$634
Diluted EPS	$5.61	$1.70	$4.16	$4.00

(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
(b)Core Illumina revenue for 2024 and 2023 included intercompany revenue of $15 million and $26 million, respectively, which, prior to the spin-off of GRAIL in Q2 2024, was eliminated in consolidation.

Capital expenditures for free cash flow purposes were $137 million for fiscal year 2024. Cash flow provided by operations was $1.21 billion. Free cash flow was $1.07 billion for the year.

Fiscal year 2024 consolidated results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	2024	2023	2024	2023
Revenue	$4,372	$4,504	$4,372	$4,504
Gross margin	65.4%	60.9%	68.4%	65.3%
R&D expense	$1,169	$1,354	$1,163	$1,325
SG&A expense	$1,092	$1,612	$1,247	$1,367
Goodwill and intangible impairment (b)	$1,889	$827	$—	$—
Legal contingency and settlement	$(456)	$20	$—	$—
Operating (loss) profit	$(833)	$(1,069)	$580	$247
Operating margin	(19.1)%	(23.7)%	13.3%	5.5%
Tax provision	$44	$44	$139	$98
Tax rate (c)	(3.8)%	(3.9)%	26.3%	41.8%
Net (loss) income	$(1,223)	$(1,161)	$390	$137
Diluted (loss) earnings per share	$(7.69)	$(7.34)	$2.45	$0.86
(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
(b)The company recognized $1,466 million in goodwill and $420 million in IPR&D impairment related to GRAIL in 2024, and in 2023, recognized $712 million in goodwill and $109 million in IPR&D impairment related to GRAIL.
(c)In accordance with U.S. GAAP, the tax rate is determined on a full-year forecast basis. This resulted in GRAIL-related activity impacting the consolidated tax rate in Q3 2024 and Q4 2024 even though GRAIL was divested in Q2 2024.

Capital expenditures for free cash flow purposes were $142 million for fiscal year 2024. Cash flow provided by operations was $837 million, compared to $478 million in the prior year. Free cash flow was $695 million, compared to $283 million in the prior year. Depreciation and amortization expenses were $354 million for fiscal year 2024.

Key announcements since our last earnings release
•Announced collaboration with NVIDIA to enhance the analysis and interpretation of multiomic data
•Launched pilot proteomics program with UK Biobank and biopharma collaborators to analyze 50,000 samples
•Announced collaboration with Regeneron and investment in Truveta Genome Project to extend DNA sequence-linked healthcare database to advance scientific innovation and healthcare delivery
•Advanced NovaSeq X Series, delivering single-flow-cell system, software upgrade, and new kits to enable multiomic applications
•Announced expansion of TruSight Oncology, the latest solution to enable comprehensive genomic profiling of tumors
•Presented real-world data with Providence and Microsoft Research finding that cancer patients with early genomic testing received better precision treatment

A full list of recent announcements can be found in the company’s News Center.

Financial outlook and guidance
Fiscal year 2025 guidance does not attempt to reflect any impact from the recent China Ministry of Commerce announcement and assumes a continuation of the current macroeconomic and political environments. For fiscal year 2025, the company continues to expect Core Illumina constant currency revenue growth in the low single digits (reported revenue in the range of approximately $4.28 billion to $4.4 billion) and non-GAAP operating margin of approximately 23%. The company expects non-GAAP diluted EPS in the range of $4.50 to $4.65.

The company provides forward-looking guidance on a non-GAAP basis. The company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures because it is unable to predict with reasonable certainty the impact of items such as acquisition-related expenses, gains and losses from strategic investments, fair value adjustments to contingent consideration, potential future asset impairments, restructuring activities, and the ultimate outcome of pending litigation without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Conference call information
The conference call will begin at 1:30 pm Pacific Time (4:30 pm Eastern Time) on Thursday, February 6, 2025. Interested parties may access the live webcast via the Investor Info section of Illumina’s website or directly through the following link - https://illumina-earnings-call-q4-2024.open-exchange.net/. To ensure timely connection, please join at least ten minutes before the scheduled start of the call. A replay of the conference call will be posted on Illumina’s website after the event and will be available for at least 30 days following.

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted earnings per share, net income, gross margin, operating expenses, including research and development expense, selling general and administrative expense, legal contingencies and settlement, and goodwill and intangible impairment, operating income, operating margin, gross profit, other income (expense), tax provision, constant currency revenue growth, and free cash flow (on a consolidated and, as applicable, segment basis) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets among others that are listed in the reconciliations of GAAP and non-GAAP financial measures included in this press release, as well as the effects of currency translation. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance. Non-GAAP net income, diluted earnings per share and operating margin are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) uncertainty regarding the impact of our recent inclusion by the China Ministry of Commerce announcement that Illumina is included on its “unreliable entities list” as well as tariffs recently imposed or threatened by the U.S. government and its trading partners, and other possible tariffs or trade protection measures; (v) our ability to manufacture robust instrumentation and consumables; (vi) the success of products and services competitive with our own; (vii) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (viii) the impact of recently launched or pre-announced products and services on existing products and services; (ix) our ability to modify our business strategies to accomplish our desired operational goals; (x) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (xi) our ability to further develop and commercialize our instruments, consumables, and products; (xii) to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xiii) the risk of additional litigation arising against us in connection with the GRAIL acquisition; (xiv) our ability to obtain approval by third-party payors to reimburse patients for our products; (xv) our ability to obtain regulatory clearance for our products from government agencies; (xvi) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvii) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth or armed conflict; (xviii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xix) legislative, regulatory and economic developments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit www.illumina.com and connect with us on X, Facebook, LinkedIn, Instagram, TikTok, and YouTube.

# # #

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	December 29, 2024	December 31, 2023
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$1,127	$1,048
Short-term investments	93	6
Accounts receivable, net	735	734
Inventory, net	547	587
Prepaid expenses and other current assets	244	234
Total current assets	2,746	2,609
Property and equipment, net	815	1,007
Operating lease right-of-use assets	419	544
Goodwill	1,113	2,545
Intangible assets, net	295	2,993
Deferred tax assets, net	567	56
Other assets	348	357
Total assets	$6,303	$10,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$221	$245
Accrued liabilities	827	1,325
Term debt, current portion	499	—
Total current liabilities	1,547	1,570
Operating lease liabilities	554	687
Term debt	1,490	1,489
Other long-term liabilities	339	620
Stockholders’ equity	2,373	5,745
Total liabilities and stockholders’ equity	$6,303	$10,111

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023
Revenue:
Product revenue	$939	$923	$3,656	$3,787
Service and other revenue	165	199	716	717
Total revenue	1,104	1,122	4,372	4,504
Cost of revenue:
Cost of product revenue (a)	278	293	1,017	1,177
Cost of service and other revenue (a)	82	108	367	392
Amortization of acquired intangible assets	16	47	127	191
Total cost of revenue	376	448	1,511	1,760
Gross profit	728	674	2,861	2,744
Operating expense:
Research and development (a)	256	341	1,169	1,354
Selling, general and administrative (a)	279	485	1,092	1,612
Goodwill and intangible impairment	—	6	1,889	827
Legal contingency and settlement	18	6	(456)	20
Total operating expense	553	838	3,694	3,813
Income (loss) from operations	175	(164)	(833)	(1,069)
Other income (expense), net	13	(4)	(346)	(48)
Income (loss) before income taxes	188	(168)	(1,179)	(1,117)
Provision for income taxes	1	8	44	44
Net income (loss)	$187	$(176)	$(1,223)	$(1,161)
Earnings (loss) per share:
Basic	$1.17	$(1.11)	$(7.69)	$(7.34)
Diluted	$1.17	$(1.11)	$(7.69)	$(7.34)
Shares used in computing earnings (loss) per share:
Basic	159	159	159	158
Diluted	160	159	159	158

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended		Year Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023
Cost of product revenue	$6	$7	$25	$29
Cost of service and other revenue	1	2	6	7
Research and development	31	39	146	155
Selling, general and administrative	42	48	194	189
Stock-based compensation expense before taxes	$80	$96	$371	$380

Illumina, Inc.
Condensed Statements of Cash Flows
(In millions)
(unaudited)

TABLE 1: CONSOLIDATED STATEMENTS OF CASH FLOWS AND FREE CASH FLOWS:

	Three Months Ended		Year Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023
Net cash provided by operating activities	$364	$224	$837	$478
Net cash used in investing activities	(48)	(84)	(178)	(231)
Net cash used in financing activities	(47)	(27)	(570)	(1,210)
Effect of exchange rate changes on cash and cash equivalents	(11)	8	(10)	—
Net increase (decrease) in cash and cash equivalents	258	121	79	(963)
Cash and cash equivalents, beginning of period	869	927	1,048	2,011
Cash and cash equivalents, end of period	$1,127	$1,048	$1,127	$1,048

Calculation of free cash flow:
Net cash provided by operating activities	$364	$224	$837	$478
Purchases of property and equipment	(42)	(51)	(142)	(195)
Free cash flow (a)	$322	$173	$695	$283

TABLE 2: CORE ILLUMINA FREE CASH FLOWS:

	Three Months Ended	Year Ended
	December 29, 2024	December 29, 2024
Net cash provided by operating activities	$364	$1,207
Purchases of property and equipment	(42)	(137)
Free cash flow (a)	$322	$1,070

(a)Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Constant Currency Revenue
(Dollars in millions)
(unaudited)

TABLE 1: CORE ILLUMINA - CONSTANT CURRENCY REVENUE:

	Three Months Ended			Year Ended
	December 29, 2024	December 31, 2023	% Change	December 29, 2024	December 31, 2023	% Change
Revenue	$1,104	$1,097	1%	$4,332	$4,438	(2)%
Less: Hedge gains	5	10		15	18
Revenue, excluding hedge effect	1,099	1,087		4,317	4,420
Less: Exchange rate effect	—	—		(8)	—
Constant currency revenue (a)	$1,099	$1,087	1%	$4,325	$4,420	(2)%

TABLE 2: CONSOLIDATED - CONSTANT CURRENCY REVENUE:

	Three Months Ended			Year Ended
	December 29, 2024	December 31, 2023	% Change	December 29, 2024	December 31, 2023	% Change
Revenue	$1,104	$1,122	(2)%	$4,372	$4,504	(3)%
Less: Hedge gains	5	10		15	18
Revenue, excluding hedge effect	1,099	1,112		4,357	4,486
Less: Exchange rate effect	—	—		(8)	—
Constant currency revenue (a)	$1,099	$1,112	(1)%	$4,365	$4,486	(3)%

(a)Constant currency revenue growth, which is a non-GAAP financial measure, is calculated using comparative prior period foreign exchange rates to translate current period revenue, net of the effects of hedges.

Illumina, Inc.
Results of Operations - Non-GAAP
(In millions, except per share amounts)
(unaudited)

TABLE 1: CORE ILLUMINA - RECONCILIATION OF GAAP AND NON-GAAP DILUTED EARNINGS PER SHARE:

	Three Months Ended	Year Ended
	December 29, 2024	December 29, 2024	December 31, 2023
GAAP earnings per share - diluted	$0.73	$5.61	$1.70
Cost of revenue (b)	0.10	0.40	0.39
R&D expense (b)	0.01	0.04	0.18
SG&A expense (b)	0.04	(1.06)	1.36
Goodwill and intangible impairment (b)	—	0.02	0.04
Legal contingency and settlement (b)	0.11	(2.87)	0.13
Other (income) expense, net (b)	(0.19)	1.86	0.23
GILTI, US foreign tax credits, and global minimum top-up tax (c)	(0.03)	0.52	0.28
Incremental non-GAAP tax expense (d)	0.10	(0.46)	(0.54)
Income tax provision (e)	0.08	0.10	0.23
Non-GAAP earnings per share - diluted (a)	$0.95	$4.16	$4.00

TABLE 2: CORE ILLUMINA - RECONCILIATION OF GAAP AND NON-GAAP NET INCOME:

	Three Months Ended	Year Ended
	December 29, 2024	December 29, 2024	December 31, 2023
GAAP net income	$117	$894	$269
Cost of revenue (b)	17	64	62
R&D expense (b)	1	6	29
SG&A expense (b)	7	(168)	216
Goodwill and intangible impairment (b)	—	3	6
Legal contingency and settlement (b)	18	(456)	20
Other (income) expense, net (b)	(31)	295	36
GILTI, US foreign tax credits, and global minimum top-up tax (c)	(5)	82	45
Incremental non-GAAP tax expense (d)	15	(73)	(86)
Income tax provision (e)	13	16	37
Non-GAAP net income (a)	$152	$663	$634

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(In millions, except per share amounts)
(unaudited)

TABLE 3: CONSOLIDATED - RECONCILIATION OF GAAP AND NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE:

	Three Months Ended		Year Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023
GAAP earnings (loss) per share - diluted	$1.17	$(1.11)	$(7.69)	$(7.34)
Cost of revenue (b)	0.10	0.30	0.81	1.24
R&D expense (b)	0.01	0.08	0.04	0.18
SG&A expense (b)	0.04	0.90	(0.97)	1.54
Goodwill and intangible impairment (b)	—	0.04	11.88	5.23
Legal contingency and settlement (b)	0.11	0.03	(2.87)	0.13
Other (income) expense, net (b)	(0.19)	0.01	1.85	0.23
GILTI, US foreign tax credits, and global minimum top-up tax (c)	(0.32)	(0.01)	0.57	0.38
Incremental non-GAAP tax expense (d)	(0.14)	(0.28)	(1.26)	(0.96)
Income tax provision (e)	0.08	0.18	0.09	0.23
Non-GAAP earnings per share - diluted (a)	$0.86	$0.14	$2.45	$0.86

TABLE 4: CONSOLIDATED - RECONCILIATION OF GAAP AND NON-GAAP NET INCOME (LOSS):

	Three Months Ended		Year Ended
	December 29, 2024	December 31, 2023	December 29, 2024	December 31, 2023
GAAP net income (loss)	$187	$(176)	$(1,223)	$(1,161)
Cost of revenue (b)	17	48	129	196
R&D expense (b)	1	12	6	29
SG&A expense (b)	7	143	(155)	244
Goodwill and intangible impairment (b)	—	6	1,889	827
Legal contingency and settlement (b)	18	6	(456)	20
Other (income) expense, net (b)	(31)	1	295	36
GILTI, US foreign tax credits, and global minimum top-up tax (c)	(51)	(2)	90	61
Incremental non-GAAP tax expense (d)	(23)	(44)	(201)	(152)
Income tax provision (e)	13	28	16	37
Non-GAAP net income (a)	$138	$22	$390	$137

Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.

(a)Non-GAAP net income and diluted earnings per share exclude the effects of the pro forma adjustments detailed above. Non-GAAP net income and diluted earnings per share are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future operating performance.
(b)Refer to Reconciliations between GAAP and Non-GAAP Results of Operations for details of amounts.
(c)Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of US foreign tax credits, and the Pillar Two global minimum top-up tax, which became effective in Q1 2024.
(d)Incremental non-GAAP tax expense reflects the tax impact of the non-GAAP adjustments listed.
(e)Amounts represent the difference between book and tax accounting related to stock-based compensation cost.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	December 29, 2024		December 31, 2023
	Core/Consolidated		Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$728	65.9%	$695	63.3%	$(19)	$(2)	$674	60.1%
Amortization of acquired intangible assets	17	1.5%	14	1.3%	33	—	47	4.2%
Restructuring (g)	—	—	1	0.1%	—	—	1	0.1%
Non-GAAP gross profit (a)	$745	67.4%	$710	64.7%	$14	$(2)	$722	64.4%

GAAP R&D expense	$256	23.2%	$260	23.7%	$84	$(3)	$341	30.4%
Acquisition-related expenses (d)	(1)	(0.1)%	(1)	(0.1)%	—	—	(1)	(0.1)%
Restructuring (g)	—	—	(11)	(1.0)%	—	—	(11)	(1.0)%
Non-GAAP R&D expense	$255	23.1%	$248	22.6%	$84	$(3)	$329	29.3%

GAAP SG&A expense	$279	25.2%	$391	35.6%	$94	$—	$485	43.2%
Amortization of acquired intangible assets	—	—	—	—	(1)	—	(1)	(0.1)%
Contingent consideration liabilities (c)	11	1.0%	(58)	(5.2)%	—	—	(58)	(5.1)%
Acquisition-related expenses (d)	(4)	(0.3)%	(26)	(2.4)%	(9)	—	(35)	(3.1)%
Restructuring (g)	(15)	(1.3)%	(48)	(4.4)%	(1)	—	(49)	(4.4)%
Non-GAAP SG&A expense	$271	24.6%	$259	23.6%	$83	$—	$342	30.5%

GAAP goodwill and intangible impairment	$—	—	$6	0.5%	$—	$—	$6	0.5%
Intangible (IPR&D) impairment (i)	—	—	(6)	(0.5)%	—	—	(6)	(0.5)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$18	1.7%	$6	0.5%	$—	$—	$6	0.5%
Legal contingency and settlement (h)	(18)	(1.7)%	(6)	(0.5)%	—	—	(6)	(0.5)%
Non-GAAP legal contingency and settlement	$—	—	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$175	15.8%	$33	3.0%	$(197)	$—	$(164)	(14.6)%
Cost of revenue	17	1.5%	15	1.4%	33	—	48	4.3%
R&D costs	1	0.1%	12	1.1%	—	—	12	1.1%
SG&A costs	7	0.6%	131	12.0%	12	—	143	12.8%
Goodwill and intangible impairment	—	—	6	0.5%	—	—	6	0.5%
Legal contingency and settlement	18	1.7%	6	0.5%	—	—	6	0.5%
Non-GAAP operating profit (loss) (a)	$218	19.7%	$203	18.5%	$(152)	$—	$51	4.6%

GAAP other income (expense), net	$13	1.2%	$(6)	(0.5)%	$2	$—	$(4)	(0.4)%
Strategic investment related gain, net (e)	(31)	(2.9)%	—	—	—	—	—	—
Gain on Helix contingent value right (f)	—	—	(2)	(0.2)%	—	—	(2)	(0.2)%
Acquisition-related expenses (d)	—	—	3	0.3%	—	—	3	0.3%
Non-GAAP other (expense) income, net (a)	$(18)	(1.7)%	$(5)	(0.4)%	$2	$—	$(3)	(0.3)%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Year Ended
	December 29, 2024
	Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$2,909	67.1%	$(38)	$(10)	$2,861	65.4%
Amortization of acquired intangible assets	63	1.5%	65	—	128	3.0%
Restructuring (g)	1	—	—	—	1	—
Non-GAAP gross profit (a)	$2,973	68.6%	$27	$(10)	$2,990	68.4%

GAAP R&D expense	$988	22.8%	$189	$(8)	$1,169	26.7%
Acquisition-related expenses (d)	(4)	(0.1)%	—	—	(4)	(0.1)%
Restructuring (g)	(2)	—	—	—	(2)	—
Non-GAAP R&D expense	$982	22.7%	$189	$(8)	$1,163	26.6%

GAAP SG&A expense	$900	20.7%	$192	$—	$1,092	25.0%
Amortization of acquired intangible assets	(1)	—	(2)	—	(3)	(0.1)%
Contingent consideration liabilities (c)	315	7.2%	—	—	315	7.2%
Acquisition-related expenses (d)	(87)	(2.0)%	(11)	—	(98)	(2.3)%
Restructuring (g)	(58)	(1.3)%	(1)	—	(59)	(1.3)%
Non-GAAP SG&A expense	$1,069	24.6%	$178	$—	$1,247	28.5%

GAAP goodwill and intangible impairment	$3	0.1%	$1,886	$—	$1,889	43.2%
Goodwill impairment (i)	—	—	(1,466)	—	(1,466)	(33.5)%
Intangible (IPR&D) impairment (i)	(3)	(0.1)%	(420)	—	(423)	(9.7)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$(456)	(10.5)%	$—	$—	$(456)	(10.4)%
Legal contingency and settlement (h)	456	10.5%	—	—	456	10.4%
Non-GAAP legal contingency and settlement	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$1,473	34.0%	$(2,305)	$(1)	$(833)	(19.1)%
Cost of revenue	64	1.5%	65	—	129	3.0%
R&D costs	6	0.1%	—	—	6	0.1%
SG&A costs	(168)	(3.9)%	13	—	(155)	(3.5)%
Goodwill and intangible impairment	3	0.1%	1,886	—	1,889	43.2%
Legal contingency and settlement	(456)	(10.5)%	—	—	(456)	(10.4)%
Non-GAAP operating profit (loss) (a)	$922	21.3%	$(341)	$(1)	$580	13.3%

GAAP other (expense) income, net	$(350)	(8.1)%	$5	$(1)	$(346)	(7.9)%
Strategic investment related loss, net (e)	308	7.1%	—	—	308	7.1%
Gain on Helix contingent value right (f)	(15)	(0.3)%	—	—	(15)	(0.3)%
Acquisition-related expenses (d)	2	—	—	—	2	—
Non-GAAP other (expense) income, net (a)	$(55)	(1.3)%	$5	$(1)	$(51)	(1.1)%

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 5: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Year Ended
	December 31, 2023
	Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$2,856	64.4%	$(96)	$(16)	$2,744	60.9%
Amortization of acquired intangible assets	57	1.3%	134	—	191	4.3%
Restructuring (g)	5	0.1%	—	—	5	0.1%
Non-GAAP gross profit (a)	$2,918	65.8%	$38	$(16)	$2,940	65.3%

GAAP R&D expense	$1,030	23.2%	$338	$(14)	$1,354	30.1%
Acquisition-related expenses (d)	(2)	—	—	—	(2)	—
Restructuring (g)	(27)	(0.6)%	—	—	(27)	(0.7)%
Non-GAAP R&D expense	$1,001	22.6%	$338	$(14)	$1,325	29.4%

GAAP SG&A expense	$1,248	28.1%	$366	$(2)	$1,612	35.8%
Amortization of acquired intangible assets	(1)	—	(4)	—	(5)	(0.1)%
Contingent consideration liabilities (c)	24	0.5%	—	—	24	0.5%
Acquisition-related expenses (d)	(88)	(1.9)%	(21)	—	(109)	(2.4)%
Restructuring (g)	(119)	(2.7)%	(4)	—	(123)	(2.7)%
Proxy contest	(32)	(0.7)%	—	—	(32)	(0.7)%
Non-GAAP SG&A expense	$1,032	23.3%	$337	$(2)	$1,367	30.4%

GAAP goodwill and intangible impairment	$6	0.1%	$821	$—	$827	18.3%
Goodwill impairment (i)	—	—	(712)	—	(712)	(15.7)%
Intangible (IPR&D) impairment (i)	(6)	(0.1)%	(109)	—	(115)	(2.6)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$20	0.4%	$—	$—	$20	0.4%
Legal contingency and settlement (h)	(20)	(0.4)%	—	—	(20)	(0.4)%
Non-GAAP legal contingency and settlement	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$552	12.4%	$(1,621)	$—	$(1,069)	(23.7)%
Cost of revenue	62	1.5%	134	—	196	4.4%
R&D costs	29	0.6%	—	—	29	0.7%
SG&A costs	216	4.9%	28	—	244	5.4%
Goodwill and intangible impairment	6	0.1%	821	—	827	18.3%
Legal contingency and settlement	20	0.4%	—	—	20	0.4%
Non-GAAP operating profit (loss) (a)	$885	19.9%	$(638)	$—	$247	5.5%

GAAP other (expense) income, net	$(58)	(1.3)%	$10	$—	$(48)	(1.1)%
Strategic investment related loss, net (e)	35	0.8%	—	—	35	0.8%
Gain on Helix contingent value right (f)	(10)	(0.2)%	—	—	(10)	(0.2)%
Acquisition-related expenses (d)	11	0.2%	—	—	11	0.2%
Non-GAAP other (expense) income, net (a)	$(22)	(0.5)%	$10	$—	$(12)	(0.3)%

Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.
Percentages of revenue are calculated based on the revenue of the respective segment.

(a)Non-GAAP gross profit, included within non-GAAP operating profit (loss), is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of our products and services. Non-GAAP operating profit (loss) and non-GAAP other income (expense), net exclude the effects of the pro forma adjustments as detailed above. Non-GAAP operating margin is a key component of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance.
(b)Reconciling amounts are recorded in cost of revenue.
(c)Amounts consist primarily of fair value adjustments for our contingent consideration liability related to GRAIL.
(d)Amounts consist primarily of legal and other expenses related to the acquisition and divestiture of GRAIL. Amounts in other income (expense), net relate to unrealized gains/losses for foreign currency balance sheet remeasurement of the EC fine liability, which was reversed in Q3 2024, and mark-to-market gains/losses on hedge for the EC fine.
(e)Amounts consist primarily of mark-to-market adjustments and impairments from strategic investments. Amount for FY 2024 primarily relates to impairment recorded on our retained investment in GRAIL post spin-off.
(f)Amounts consist of fair value adjustments related to our Helix contingent value right, which was settled in Q3 2024.
(g)Amounts consist primarily of lease and other asset impairments and employees severance costs.
(h)Amount for FY 2024 primarily consists of the reversal of the accrued EC fine, including accrued interest. Amount for FY 2023 primarily consists of an adjustment recorded to our accrual for the EC fine.
(i)Amounts for FY 2024 and FY 2023 consist of goodwill and IPR&D intangible asset impairments related to GRAIL and IPR&D intangible asset impairments related to Core Illumina.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 6: CORE ILLUMINA - RECONCILIATION OF GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended		Year Ended
	December 29, 2024		December 29, 2024
GAAP tax provision	$70	37.9%	$229	20.4%
Incremental non-GAAP tax expense (b)	(15)		73
Income tax provision (c)	(13)		(16)
GILTI, US foreign tax credits, and global minimum top-up tax (d)	5		(82)
Non-GAAP tax provision (a)	$47	23.7%	$204	23.6%

	Year Ended
	December 31, 2023
GAAP tax provision	$224	45.4%
Incremental non-GAAP tax expense (b)	86
Income tax provision (c)	(37)
GILTI and US foreign tax credits (d)	(45)
Non-GAAP tax provision (a)	$228	26.5%

TABLE 7: CONSOLIDATED - RECONCILIATION OF GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended		Year Ended
	December 29, 2024		December 29, 2024
GAAP tax provision	$1	0.6%	$44	(3.8)%
Incremental non-GAAP tax expense (b)	23		201
Income tax provision (c)	(13)		(16)
GILTI, US foreign tax credits, and global minimum top-up tax (d)	51		(90)
Non-GAAP tax provision (a)	$62	31.1%	$139	26.3%

	Three Months Ended		Year Ended
	December 31, 2023		December 31, 2023
GAAP tax provision	$8	(4.9)%	$44	(3.9)%
Incremental non-GAAP tax expense (b)	44		152
Income tax provision (c)	(28)		(37)
GILTI and US foreign tax credits (d)	2		(61)
Non-GAAP tax provision (a)	$26	55.4%	$98	41.8%

(a)Non-GAAP tax provision excludes the effects of the pro forma adjustments detailed above, which have been excluded to assist investors in analyzing and assessing past and future operating performance.
(b)Incremental non-GAAP tax expense reflects tax impact of the non-GAAP adjustments listed in Table 2 and 4.
(c)Amounts represent the difference between book and tax accounting related to stock-based compensation cost.
(d)Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of US foreign tax credits, and the Pillar Two global minimum top-up tax, which became effective in Q1 2024.